J.P. Morgan Mortgage Acquisition Trust 2007-CH3

Asset Backed Pass-Through Certificates, Series 2007-CH3

$[   ] (approximate)

Subject to Revision

April 23, 2007 – Free Writing Prospectus

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.  As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Free Writing Prospectus

$[   ]

 (Approximate)

J.P. Morgan Mortgage Acquisition Trust 2007-CH3

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

JPMorgan Chase Bank, National Association

Originator

JPMorgan Chase Bank, National Association

Servicer

Asset Backed Pass-Through Certificates, Series 2007-CH3

April 23, 2007

Expected Timing:	Pricing Date:	On or about [April 27], 2007
	Closing Date:	On or about May [15], 2007
	First Payment Date:	May 25, 2007

Structure:	Bond Structure	$[ ] (approximate) senior/subordinate structure, fixed and floating rate
	Rating Agencies:	[Moody’s, Standard & Poor’s and Fitch]

Aggregate Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance:	$1,189,824,351	$13,165	$1,276,651
Average Scheduled Principal Balance:	$183,078
Number of Mortgage Loans:	6,499

Weighted Average Gross Coupon:	8.077%	5.125%	12.550%
Weighted Average Fico Score:	620	500	814
Weighted Average Combined Original LTV:	77.89%	5.35%	100.00%
Weighted Average DTI:	40.13%	0.17%	58.00%

Weighted Average Original Term:(mos)	341	60	360
Weighted Average Stated Remaining Term:(mos)	335	53	358
Weighted Average Seasoning:(mos)	6	2	37

Margin:	5.067%	1.175%	8.875%
Minimum Mortgage Rate:	8.080%	5.125%	12.175%
Maximum Mortgage Rate:	15.079%	12.120%	19.175%
Initial Periodic Cap:	2.994%	1.500%	3.000%
Subsequent Periodic Cap:	1.320%	1.000%	1.500%
Next Rate Adj:(mos)	26	1	57

Maturity Date		September-1-2011	February-1-2037
Maximum ZIP Code Concentration:	33411(0.28%)

ARM:	72.43%
Fixed Rate:	27.57%

Interest Only:	14.32%	Single Family:	75.65%
Not Interest Only:	85.68%	Multi Family:	9.40%
Weighted Average IO Term:	116	Condo:	7.91%
	Manufactured Housing:		0.00%
First Lien:	100.00%	Planned Unit Development:	7.04%
Second Lien:	0.00%
	Top 5 States
Full Documentation:	42.67%	Florida	20.19%
24 Months Bank Statements:	0.23%	California	10.45%
Stated Income:	49.94%	New York	9.00%
12 Months Bank Statements:	7.00%	New Jersey	7.96%
Reduced Documentation:	0.17%	Illinois	5.91%

Purchase:	28.82%
Cash Out Refinance:	67.97%
Rate Term Refinance:	3.19%

Owner:	93.52%
Investment:	5.26%
Second Home:	1.22%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Current Principal Balance ($) (Aggregate Collateral)

Current Principal Balance ($)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	309	$11,629,122.08	0.98%	9.886%	301	64.63%	589	33.17%
50,001 - 100,000	1,128	86,266,695.47	7.25	8.968	323	74.18	598	36.44
100,001 - 150,000	1,489	187,462,241.61	15.76	8.375	330	76.85	603	39.30
150,001 - 200,000	1,353	235,956,023.58	19.83	8.068	334	77.97	613	40.33
200,001 - 250,000	806	180,825,129.73	15.20	7.873	336	78.57	623	40.76
250,001 - 300,000	538	147,591,550.58	12.40	7.884	339	79.35	624	41.51
300,001 - 350,000	344	112,005,796.74	9.41	7.935	336	78.70	629	40.73
350,001 - 400,000	254	95,354,942.06	8.01	7.764	345	79.96	639	41.22
400,001 - 450,000	133	56,550,133.57	4.75	7.815	345	78.94	632	40.89
450,001 - 500,000	85	40,748,285.89	3.42	7.838	342	80.69	647	40.30
500,001 - 550,000	24	12,507,796.07	1.05	7.510	331	75.68	661	41.75
550,001 - 600,000	20	11,455,182.93	0.96	7.382	340	73.73	640	39.98
600,001 - 650,000	8	5,113,290.37	0.43	7.760	354	68.86	660	40.03
650,001 - 700,000	3	2,059,009.17	0.17	8.030	289	65.04	614	26.11
700,001 - 750,000	3	2,182,500.53	0.18	8.093	354	72.34	611	30.25
800,001 - 850,000	1	840,000.00	0.07	8.375	353	80.00	591	47.00
1,000,001 or greater	1	1,276,650.73	0.11	8.175	356	80.00	649	36.00
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Current Rate (%) (Aggregate Collateral)

Current Rate (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	7	$1,419,023.22	0.12%	5.184%	336	68.16%	668	40.95%
5.500 - 5.999	66	17,459,742.02	1.47	5.863	338	71.01	658	38.78
6.000 - 6.499	182	46,965,508.69	3.95	6.289	337	73.75	660	40.42
6.500 - 6.999	695	154,732,147.27	13.00	6.801	332	76.56	646	41.11
7.000 - 7.499	743	157,561,728.13	13.24	7.265	337	78.08	643	41.30
7.500 - 7.999	1,199	247,393,237.39	20.79	7.760	332	77.21	631	40.16
8.000 - 8.499	806	153,947,590.26	12.94	8.237	338	77.61	614	40.12
8.500 - 8.999	1,062	180,095,732.83	15.14	8.746	335	79.15	599	39.93
9.000 - 9.499	580	88,704,130.17	7.46	9.245	338	79.04	588	38.80
9.500 - 9.999	611	84,838,890.21	7.13	9.725	337	80.56	578	38.95
10.000 - 10.499	227	26,721,939.08	2.25	10.202	340	81.21	580	40.38
10.500 - 10.999	192	20,772,395.56	1.75	10.689	336	79.48	575	37.50
11.000 - 11.499	79	6,011,610.03	0.51	11.178	331	80.52	574	37.42
11.500 - 11.999	42	2,712,522.72	0.23	11.711	317	82.49	569	33.72
12.000 - 12.499	7	463,409.80	0.04	12.130	335	83.61	574	43.42
12.500 - 12.999	1	24,743.73	0.00	12.550	355	75.00	528	38.00
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

FICO (Aggregate Collateral)

Fico	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	507	$77,423,599.79	6.51%	8.865%	339	72.42%	514	39.61%
525 - 549	716	109,458,605.77	9.20	8.769	335	75.21	537	40.26
550 - 574	750	122,369,235.74	10.28	8.479	334	74.71	562	39.01
575 - 599	778	130,552,537.10	10.97	8.308	337	75.88	588	39.67
600 - 624	975	175,992,243.70	14.79	8.170	335	79.80	613	39.83
625 - 649	924	181,072,749.14	15.22	7.923	335	79.65	638	40.16
650 - 674	841	172,877,379.77	14.53	7.677	335	79.52	661	41.19
675 - 699	545	113,948,838.51	9.58	7.534	335	79.46	686	40.82
700 - 724	249	56,485,484.97	4.75	7.417	331	80.52	711	39.64
725 - 749	121	26,965,759.21	2.27	7.335	336	80.94	736	41.83
750 - 774	63	15,394,751.12	1.29	7.323	333	80.31	762	40.34
775 - 799	23	5,446,797.22	0.46	7.358	325	76.68	789	39.88
800 - 824	7	1,836,369.07	0.15	7.488	349	70.75	810	33.49
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Combined Original LTV (%)(Aggregate Collateral)

Combined Original LTV (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	498	$60,818,757.42	5.11%	8.315%	325	39.18%	599	37.04%
50.01 - 55.00	149	23,720,258.97	1.99	7.915	330	52.56	593	36.56
55.01 - 60.00	235	38,919,492.95	3.27	7.911	336	57.76	584	38.00
60.01 - 65.00	282	52,599,687.59	4.42	7.920	335	63.25	599	38.22
65.01 - 70.00	492	88,203,470.23	7.41	7.888	335	68.85	601	37.90
70.01 - 75.00	506	93,359,530.93	7.85	8.040	335	73.85	600	40.55
75.01 - 80.00	1,954	410,747,413.75	34.52	7.800	341	79.74	640	41.05
80.01 - 85.00	851	151,533,464.04	12.74	8.082	332	84.54	619	40.39
85.01 - 90.00	869	162,940,651.53	13.69	8.294	333	89.57	611	40.74
90.01 - 95.00	383	66,657,337.30	5.60	8.833	333	94.69	615	40.92
95.01 - 100.00	280	40,324,286.40	3.39	9.347	317	99.88	649	41.23
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Original Term (months) (Aggregate Collateral)

Original Term (months)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
60	2	$64,465.78	0.01%	9.505%	54	23.05%	619	25.21%
66	1	38,038.67	0.00	7.594	61	38.73	637	41.00
72	1	102,330.97	0.01	8.200	67	66.05	555	50.00
84	2	94,431.36	0.01	8.426	72	54.20	574	30.60
120	33	2,252,166.08	0.19	9.002	114	65.82	596	36.55
144	3	288,153.48	0.02	8.593	139	53.73	557	39.09
156	1	150,131.56	0.01	8.150	151	73.46	664	55.00
168	2	156,176.14	0.01	9.285	164	53.65	629	36.96
180	644	105,927,653.67	8.90	8.039	174	78.88	627	39.34
204	2	267,782.23	0.02	8.189	199	52.43	587	47.28
207	1	114,934.98	0.01	8.263	202	96.67	683	55.00
214	1	190,628.28	0.02	6.375	209	68.02	666	37.00
216	1	41,603.25	0.00	8.625	210	70.00	570	16.00
239	1	151,429.73	0.01	7.875	235	80.00	643	49.46
240	192	20,383,939.24	1.71	8.347	233	72.51	610	36.66
264	1	142,047.40	0.01	8.875	261	80.00	613	23.16
300	8	1,061,319.84	0.09	8.594	295	76.57	616	40.48
324	2	223,982.86	0.02	7.413	320	63.07	663	43.91
330	1	203,442.85	0.02	7.950	324	54.81	623	34.00
360	5,600	1,057,969,692.74	88.92	8.073	354	77.95	619	40.28
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Remaining Term to Stated Maturity (months) (Aggregate Collateral)

Remaining Term to Stated Maturity (months)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 60	2	$64,465.78	0.01%	9.505%	54	23.05%	619	25.21%
61 - 120	37	2,486,967.08	0.21	8.926	110	64.97	594	36.95
121 - 180	650	106,522,114.85	8.95	8.043	174	78.77	627	39.36
181 - 240	198	21,150,317.71	1.78	8.324	232	72.40	611	36.95
241 - 300	9	1,203,367.24	0.10	8.627	291	76.98	615	38.44
301 - 360	5,603	1,058,397,118.45	88.95	8.072	354	77.94	619	40.28
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Debt Ratio (%)(Aggregate Collateral)

Debt Ratio (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	325	$46,437,072.13	3.90%	8.455%	334	72.20%	607	15.12%
20.01 - 25.00	348	49,418,613.25	4.15	8.255	333	73.62	608	23.13
25.01 - 30.00	562	91,733,050.25	7.71	8.140	326	76.40	616	28.19
30.01 - 35.00	769	125,383,340.52	10.54	8.156	330	76.57	616	33.20
35.01 - 40.00	1,103	210,400,749.11	17.68	8.017	336	78.17	623	38.11
40.01 - 45.00	1,405	275,607,104.95	23.16	8.023	337	78.89	627	42.92
45.01 - 50.00	1,482	287,811,448.37	24.19	8.056	338	78.68	618	48.04
50.01 - 55.00	493	100,522,996.47	8.45	8.000	338	79.77	615	53.09
55.01 - 60.00	12	2,509,976.06	0.21	7.655	330	84.85	629	56.18
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Adjustment Type(Collateral)

Adjustment Type	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Fixed Rate Mortgage	2,117	$328,059,700.91	27.57%	8.068%	287	76.81%	628	39.48%
Adjustable Rate Mortgage	4,382	861,764,650.20	72.43	8.080	354	78.30	616	40.38
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Product Type (Aggregate Collateral)

Product Type	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2/18 ARM	1	$142,047.40	0.01%	8.875%	261	80.00%	613	23.16%
2/28 ARM	1,297	235,379,440.59	19.78	8.267	354	79.59	603	40.00
2/28 ARM IO	403	111,446,272.32	9.37	7.371	355	80.54	666	41.71
2/28 ARM Balloon	645	154,319,852.11	12.97	7.644	355	80.70	640	41.19
3/12 ARM	5	528,554.48	0.04	8.656	175	45.30	618	35.59
3/17 ARM	5	479,023.35	0.04	8.941	235	61.50	558	34.52
3/27 ARM	1,151	194,047,349.44	16.31	8.680	354	74.67	582	38.93
3/27 ARM IO	104	26,263,716.62	2.21	7.793	355	76.85	650	41.65
3/27 ARM Balloon	167	35,322,896.31	2.97	7.999	355	78.80	632	42.05
5/10 ARM	3	383,299.57	0.03	8.598	175	65.78	549	20.75
5/15 ARM	7	853,465.20	0.07	8.170	235	72.87	600	23.18
5/20 ARM	1	142,371.12	0.01	9.300	296	95.00	589	34.33
5/25 ARM	463	75,547,834.45	6.35	8.203	352	76.35	595	39.82
5/25 ARM IO	42	10,039,021.85	0.84	7.283	355	79.58	668	41.81
5/25 ARM Balloon	88	16,869,505.39	1.42	7.712	355	76.09	644	43.99
Fixed	1,360	179,572,935.03	15.09	8.200	326	73.68	620	39.02
Fixed IO	95	22,625,676.57	1.90	7.601	353	81.44	658	39.25
15/30 Balloon	526	94,608,699.17	7.95	8.007	174	80.89	629	39.58
30/40 Balloon	136	31,252,390.14	2.63	7.838	355	79.06	647	41.96
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Interest Only (Aggregate Collateral)

Interest Only	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	5,855	$1,019,449,663.75	85.68%	8.180%	332	77.53%	612	39.92%
Interest Only	644	170,374,687.36	14.32	7.461	355	80.04	663	41.38
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Interest Only Term (months) (Aggregate Collateral)

Interest Only Term (months)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	5,855	$1,019,449,663.75	85.68%	8.180%	332	77.53%	612	39.92%
60	44	10,129,274.76	0.85	7.468	351	81.10	648	39.10
120	600	160,245,412.60	13.47	7.461	355	79.97	664	41.52
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Original Prepayment Penalty Term (months) (Aggregate Collateral)

Original Prepayment Penalty Term (months)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	2,173	$429,072,941.24	36.06%	8.472%	344	76.15%	615	39.76%
12	95	26,952,568.85	2.27	7.659	281	79.45	653	39.84
18	1	310,030.41	0.03	7.850	345	80.00	532	46.00
24	1,563	315,456,775.41	26.51	7.717	354	80.22	629	40.91
30	1	168,173.91	0.01	8.250	343	80.00	666	47.00
36	1,779	287,328,707.25	24.15	8.003	321	78.04	616	39.80
60	887	130,535,154.04	10.97	7.898	303	77.29	616	40.18
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Lien (Aggregate Collateral)

Lien	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First Lien	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Documentation Type (Aggregate Collateral)

Documentation Type	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	3,290	$507,649,405.54	42.67%	8.102%	331	78.36%	600	41.59%
24 Month Bank Statement	10	2,786,218.01	0.23	7.546	340	78.69	575	34.93
12 Month Bank Statement	347	83,231,724.92	7.00	8.020	334	79.81	620	36.00
Reduced Documentation	11	1,996,451.53	0.17	8.137	355	81.56	616	42.70
Stated Income	2,841	594,160,551.11	49.94	8.065	339	77.20	637	39.48
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Loan Purpose (Aggregate Collateral)

Loan Purpose	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	1,645	$342,892,227.89	28.82%	7.803%	344	82.27%	656	40.71%
Rate/Term Refinance	219	38,012,954.22	3.19	7.777	317	81.51	631	41.17
Construction Permanent	1	188,679.77	0.02	8.875	356	90.00	606	44.23
Cash Out Refinance	4,634	808,730,489.23	67.97	8.207	332	75.86	604	39.83
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Property Type (Aggregate Collateral)

Property Type	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	5,066	$900,145,722.36	75.65%	8.119%	334	77.99%	615	40.30%
Planned Unit Development	434	83,791,992.38	7.04	7.829	336	79.27	631	40.46
Multi Family	463	111,788,989.00	9.40	7.992	337	75.15	640	37.40
Condo	536	94,097,647.37	7.91	7.990	343	78.95	632	41.46
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Occupancy Status (Aggregate Collateral)

Occupancy Status	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary Home	5,961	$1,112,708,674.50	93.52%	8.032%	336	78.07%	619	40.25%
Second Home	81	14,518,252.11	1.22	8.878	351	75.96	620	39.39
Investment	457	62,597,424.50	5.26	8.693	325	75.01	635	38.12
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Credit Grade (Aggregate Collateral)

Credit Grade	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A(Correspondent)	7	$1,264,628.40	0.11%	8.498%	347	82.79%	536	40.90%
A1(Call Center)	46	7,386,891.32	0.62	6.937	316	79.43	629	41.45
A2(Call Center)	77	11,617,785.57	0.98	7.185	319	81.43	580	40.05
AO(Correspondent)	9	1,549,095.85	0.13	7.219	274	70.59	595	44.99
AO(Retail)	41	7,283,365.11	0.61	8.219	332	71.69	577	40.72
AO (Wholesale)	164	34,546,315.15	2.90	7.708	309	76.44	599	40.12
AS(Correspondent)	20	3,789,295.56	0.32	7.728	344	79.43	571	43.09
AS(Retail)	32	6,336,734.48	0.53	7.745	321	79.86	624	37.49
AS (Wholesale)	357	84,300,068.84	7.09	7.355	313	81.60	658	40.79
A-(Correspondent)	3	583,928.40	0.05	6.902	342	78.39	592	43.84
A-(Retail)	5	549,891.73	0.05	8.420	303	89.76	566	41.84
A- (Wholesale)	30	6,038,876.06	0.51	7.801	315	75.58	567	37.44
A+(Call Center)	13	1,724,202.02	0.14	6.697	307	72.90	658	38.89
A*(Correspondent)	2	338,424.99	0.03	7.065	343	80.00	671	47.29
B(Correspondent)	6	783,652.41	0.07	8.045	316	76.06	563	42.14
B(Retail)	7	882,604.34	0.07	8.449	330	74.96	592	42.37
B (Wholesale)	45	6,479,918.72	0.54	7.953	301	71.19	571	36.72
B1(Call Center)	48	6,576,121.64	0.55	7.315	318	74.60	548	37.49
B2(Call Center)	15	1,925,147.54	0.16	7.724	333	65.22	530	30.70
B-(Correspondent)	4	518,147.27	0.04	8.398	260	65.34	626	44.18
B-(Retail)	3	632,772.49	0.05	8.452	341	71.02	545	42.36
B- (Wholesale)	7	1,073,978.43	0.09	7.935	337	49.22	548	30.65
C(Correspondent)	2	137,105.34	0.01	8.507	266	68.64	551	31.45
C(Retail)	1	37,758.37	0.00	11.125	339	31.15	539	29.00
C (Wholesale)	11	1,424,507.97	0.12	8.110	227	57.07	555	38.85
C1(Call Center)	1	31,054.62	0.00	9.500	331	65.63	529	19.00
M0(Call Center)	1,394	204,616,730.61	17.20	8.306	334	75.70	606	41.46
M0(Retail)	781	137,868,968.50	11.59	8.651	348	76.24	620	39.06
M0 (Wholesale)	2,029	431,314,249.53	36.25	7.669	338	81.12	647	40.46
M1(Call Center)	333	53,754,678.48	4.52	8.583	338	76.10	579	40.56
M1(Retail)	162	32,012,381.92	2.69	8.937	351	74.89	585	37.47
M1 (Wholesale)	273	54,892,074.47	4.61	8.244	333	77.74	599	39.27
M2(Call Center)	105	17,431,237.80	1.47	9.229	338	74.65	562	39.06
M2(Retail)	58	8,891,465.88	0.75	9.443	352	72.11	568	36.52
M2 (Wholesale)	91	16,162,207.25	1.36	8.288	339	75.42	583	39.58
M3(Call Center)	43	5,309,295.84	0.45	9.218	341	70.76	569	35.50
M3(Retail)	28	4,772,715.82	0.40	9.449	356	73.68	567	40.28
M3 (Wholesale)	40	7,211,371.23	0.61	8.198	341	75.38	581	37.33
M4(Call Center)	63	7,642,003.25	0.64	9.761	344	64.89	558	37.43
M4(Retail)	61	9,379,210.29	0.79	9.579	353	62.64	550	38.73
M4 (Wholesale)	31	3,423,728.48	0.29	9.335	332	70.18	543	41.40
M5(Call Center)	14	1,344,720.64	0.11	10.051	305	61.35	576	37.56
M5(Retail)	26	4,438,593.48	0.37	9.921	356	56.94	573	38.26
M5 (Wholesale)	11	1,546,445.02	0.13	8.684	300	68.03	567	34.46
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Geographic Location (Aggregate Collateral)

Geographic Location	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	61	$6,285,558.55	0.53%	8.920%	307	84.42%	595	39.01%
Arizona	198	36,211,377.06	3.04	8.053	349	76.83	610	39.37
Arkansas	40	4,495,967.35	0.38	9.154	334	83.83	604	39.28
California	401	124,391,050.32	10.45	7.199	350	74.31	646	41.81
Colorado	84	15,795,464.19	1.33	7.815	336	80.33	623	39.99
Connecticut	113	24,946,774.83	2.10	7.817	328	76.79	622	37.67
Delaware	41	7,817,564.85	0.66	8.379	340	81.48	591	41.36
District Of Columbia	26	4,817,381.41	0.40	8.139	345	63.62	586	35.54
Florida	1,244	240,166,452.43	20.19	7.932	337	76.66	622	40.70
Georgia	162	22,701,511.20	1.91	8.969	347	84.43	601	39.97
Idaho	12	1,890,655.75	0.16	8.417	320	85.14	624	38.49
Illinois	405	70,261,842.96	5.91	8.214	335	78.97	612	40.57
Indiana	131	13,841,282.32	1.16	8.614	329	82.26	610	40.00
Iowa	2	123,218.03	0.01	8.512	300	70.90	617	25.83
Kansas	35	3,894,044.06	0.33	8.862	297	84.62	597	39.17
Kentucky	57	7,242,551.44	0.61	8.369	311	80.59	609	38.64
Louisiana	116	12,287,389.73	1.03	9.042	332	83.11	601	36.65
Maine	34	5,044,094.38	0.42	8.021	309	83.14	632	38.58
Maryland	214	43,552,767.26	3.66	7.854	339	75.80	601	40.92
Massachusetts	90	22,702,900.11	1.91	7.775	347	76.93	631	40.03
Michigan	231	26,935,552.92	2.26	8.745	320	82.98	615	38.54
Minnesota	140	26,898,541.82	2.26	7.534	326	83.19	639	40.54
Mississippi	64	5,831,137.21	0.49	8.962	310	81.65	589	40.49
Missouri	186	23,964,218.39	2.01	8.291	332	85.01	613	39.50
Montana	10	1,826,767.17	0.15	8.290	312	86.89	583	41.01
Nebraska	10	1,255,244.62	0.11	9.016	276	89.63	600	42.90
Nevada	27	5,893,870.16	0.50	7.775	332	79.96	636	38.86
New Hampshire	34	6,804,656.78	0.57	7.744	341	75.22	621	43.20
New Jersey	387	94,738,513.38	7.96	8.238	342	77.09	624	40.53
New Mexico	38	6,955,923.86	0.58	8.498	330	78.03	620	42.39
New York	429	107,079,036.90	9.00	8.267	329	71.68	626	39.46
North Carolina	99	14,235,478.20	1.20	8.857	331	81.41	596	39.93
Ohio	248	29,087,308.71	2.44	8.670	324	84.26	609	37.80
Oklahoma	79	8,445,404.59	0.71	8.544	314	82.52	607	35.41
Oregon	31	6,193,272.40	0.52	8.188	332	79.33	619	40.94
Pennsylvania	280	35,541,231.71	2.99	8.370	326	81.10	599	40.01
Rhode Island	46	10,020,564.50	0.84	7.651	340	79.54	624	38.27
South Carolina	37	5,031,157.02	0.42	9.040	328	81.12	587	38.24
South Dakota	3	358,490.80	0.03	8.880	346	81.55	595	38.05
Tennessee	98	11,948,954.32	1.00	8.250	328	82.17	613	38.69
Texas	55	6,744,381.47	0.57	9.305	320	87.72	619	36.88
Utah	29	5,258,290.72	0.44	8.503	317	79.62	600	41.41
Vermont	3	296,324.38	0.02	9.042	349	82.14	591	28.42
Virginia	191	35,971,098.38	3.02	7.791	337	77.83	622	40.25
Washington	74	15,876,963.08	1.33	8.068	342	77.71	607	40.53
West Virginia	56	6,930,254.48	0.58	8.618	313	83.69	598	38.45
Wisconsin	144	20,638,762.93	1.73	8.258	322	80.87	611	39.84
Wyoming	4	593,101.98	0.05	8.425	231	80.43	625	50.54
Total:	6,499	$1,189,824,351.11	100.00%	8.077%	335	77.89%	620	40.13%

Gross Margin (%) (Aggregate Collateral)

Gross Margin (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000 - 1.499	2	$472,257.89	0.05%	5.127%	337	65.31%	686	44.87%
1.500 - 1.999	18	4,201,687.71	0.49	5.904	354	67.07	670	42.94
2.000 - 2.499	31	6,613,413.34	0.77	6.474	354	68.15	640	43.57
2.500 - 2.999	91	19,737,711.36	2.29	6.900	353	71.67	633	43.47
3.000 - 3.499	150	29,165,869.62	3.38	7.362	350	70.64	609	41.85
3.500 - 3.999	318	63,688,483.23	7.39	7.597	351	73.00	606	41.29
4.000 - 4.499	461	96,745,974.60	11.23	7.673	352	76.42	616	40.09
4.500 - 4.999	735	151,654,362.76	17.60	7.787	354	77.35	630	41.18
5.000 - 5.499	915	181,388,778.43	21.05	8.005	354	78.69	627	39.84
5.500 - 5.999	729	150,166,502.29	17.43	8.324	355	80.12	616	39.90
6.000 - 6.499	477	87,673,304.18	10.17	8.837	355	81.58	598	39.86
6.500 - 6.999	253	40,491,082.25	4.70	9.204	355	83.02	582	39.48
7.000 - 7.499	140	20,240,464.08	2.35	9.438	355	88.12	599	38.90
7.500 - 7.999	54	8,086,703.77	0.94	9.836	355	91.86	604	39.26
8.000 - 8.499	7	1,411,586.36	0.16	10.219	355	80.99	548	39.90
8.500 - 8.999	1	26,468.33	0.00	11.875	355	100.00	635	43.00
Total:	4,382	$861,764,650.20	100.00%	8.080%	354	78.30%	616	40.38%

Minimum Interest Rates (%) (Aggregate Collateral)

Minimum Interest Rates (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	7	$1,419,023.22	0.16%	5.184%	336	68.16%	668	40.95%
5.500 - 5.999	47	13,200,030.57	1.53	5.831	349	72.66	659	39.32
6.000 - 6.499	118	31,877,165.45	3.70	6.298	352	75.51	653	41.76
6.500 - 6.999	473	110,138,670.53	12.78	6.807	352	77.07	644	41.46
7.000 - 7.499	533	117,209,366.97	13.60	7.261	354	78.36	641	41.59
7.500 - 7.999	790	171,840,951.42	19.94	7.758	354	77.42	629	40.25
8.000 - 8.499	549	113,747,785.59	13.20	8.232	355	77.99	612	40.53
8.500 - 8.999	731	131,190,911.46	15.22	8.745	355	79.74	595	40.09
9.000 - 9.499	429	70,640,207.49	8.20	9.241	354	79.31	584	39.29
9.500 - 9.999	393	61,772,420.32	7.17	9.718	354	80.23	572	38.78
10.000 - 10.499	151	20,009,904.32	2.32	10.199	355	81.64	572	40.48
10.500 - 10.999	109	13,699,273.08	1.59	10.679	355	78.83	573	36.19
11.000 - 11.499	36	3,736,038.94	0.43	11.174	356	86.06	579	37.69
11.500 - 11.999	14	1,149,321.20	0.13	11.762	355	85.70	581	31.47
12.000 - 12.499	2	133,579.64	0.02	12.132	353	62.45	537	51.40
Total:	4,382	$861,764,650.20	100.00%	8.080%	354	78.30%	616	40.38%

Maximum Interest Rates (%)(Aggregate Collateral)

Maximum Interest Rates (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
12.000 - 12.499	8	$1,476,437.01	0.17%	5.351%	337	68.08%	667	40.87%
12.500 - 12.999	46	12,610,603.21	1.46	5.823	350	73.62	660	39.62
13.000 - 13.499	119	32,466,592.81	3.77	6.292	352	75.09	653	41.60
13.500 - 13.999	474	110,204,801.90	12.79	6.808	352	77.10	644	41.48
14.000 - 14.499	533	117,192,989.19	13.60	7.261	354	78.33	641	41.56
14.500 - 14.999	789	171,758,783.47	19.93	7.758	354	77.41	629	40.25
15.000 - 15.499	550	113,829,953.54	13.21	8.231	355	78.00	612	40.52
15.500 - 15.999	730	130,930,718.26	15.19	8.745	355	79.74	595	40.10
16.000 - 16.499	428	70,582,793.70	8.19	9.241	354	79.32	584	39.29
16.500 - 16.999	394	62,032,613.52	7.20	9.714	354	80.23	572	38.76
17.000 - 17.499	151	20,009,904.32	2.32	10.199	355	81.64	572	40.48
17.500 - 17.999	108	13,649,519.49	1.58	10.679	355	78.83	573	36.23
18.000 - 18.499	36	3,736,038.94	0.43	11.174	356	86.06	579	37.69
18.500 - 18.999	14	1,149,321.20	0.13	11.762	355	85.70	581	31.47
19.000 - 19.499	2	133,579.64	0.02	12.132	353	62.45	537	51.40
Total:	4,382	$861,764,650.20	100.00%	8.080%	354	78.30%	616	40.38%

Initial Periodic Cap (%) (Aggregate Collateral)

Initial Periodic Cap (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.500	15	$3,275,952.40	0.38%	7.670%	344	77.15%	582	45.56%
2.999	4	1,053,584.00	0.12	7.487	355	79.70	674	40.64
3.000	4,363	857,435,113.80	99.50	8.082	354	78.30	617	40.36
Total:	4,382	$861,764,650.20	100.00%	8.080%	354	78.30%	616	40.38%

Subsequent Periodic Cap (%)  (Aggregate Collateral)

Subsequent Periodic Cap (%)	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	1,870	$309,921,817.22	35.96%	8.680%	353	75.59%	583	39.39%
1.500	2,512	551,842,832.98	64.04	7.743	354	79.81	635	40.93
Total:	4,382	$861,764,650.20	100.00%	8.080%	354	78.30%	616	40.38%

Months to Next Rate Adjustment (Aggregate Collateral)

Months to Next Rate Adjustment	# of Loans	Current Principal Balance($)	Pct by Curr Prin Balance(%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 - 3	34	$6,902,329.61	0.80%	6.749%	338	80.32%	596	38.55%
4 - 6	38	8,178,963.38	0.95	6.987	341	74.35	601	36.64
7 - 9	50	11,846,121.60	1.37	7.296	344	79.84	614	39.58
10 - 12	17	2,686,249.57	0.31	7.101	337	79.57	564	42.85
13 - 15	39	7,720,597.92	0.90	6.968	338	79.96	598	41.26
16 - 18	427	98,091,228.65	11.38	7.812	353	79.18	634	41.41
19 - 21	1,848	385,782,978.60	44.77	7.933	355	80.52	627	40.73
22 - 24	8	1,530,736.17	0.18	8.067	340	76.50	553	39.27
25 - 27	13	1,438,885.01	0.17	6.884	326	82.93	594	36.34
28 - 30	264	55,223,383.60	6.41	8.477	352	74.34	610	40.59
31 - 33	1,082	183,418,518.39	21.28	8.631	355	75.21	593	39.15
34 - 36	10	1,528,971.87	0.18	7.038	335	81.15	594	42.01
37 - 39	26	4,718,770.57	0.55	6.802	338	74.67	598	39.49
40 - 42	11	958,819.53	0.11	7.644	341	76.30	592	32.56
43 - 45	10	2,212,432.81	0.26	7.285	344	75.06	567	42.16
46 - 48	1	49,677.68	0.01	10.950	347	20.28	571	41.89
52 - 54	104	18,829,989.42	2.19	8.076	352	76.32	623	42.17
55 - 57	400	70,645,995.82	8.20	8.223	354	76.63	611	40.28
Total:	4,382	$861,764,650.20	100.00%	8.080%	354	78.30%	616	40.38%